Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Annual Meeting of Shareholders April 12, 2022

Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved1 Agenda • Call to Order • Introductions • Nomination and Election of Directors • Ratification of the Selection of Auditors • Approval of Company’s Compensation of its Named Executive Officers • Approval of an amendment to the Fifth Third Bancorp Code of Regulations to establish the exclusive jurisdiction of federal courts for actions brought under the Securities Act of 1933, as amended • Announcement of Voting Results on All Matters Presented • Business Update • Question and Answer Session • Adjournment Annual Meeting of Shareholders April 12, 2022

Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved2 Living our purpose guided by our vision and values Our Vision Be the One Bank people most value and trust Our Core Values Our Purpose To improve the lives of our customers and the well-being of our communities Work as One Bank Take Accountability Be Respectful Act with Integrity Our purpose, vision, and core values support our commitment to generating sustainable value for stakeholders

Continued support for customers, communities, and employees

Keeping the customer at the center

- 99% of banking centers remained open since the start of the pandemic
- 13MM customer outreach calls in 2021
- Ranked #1 in COVID response from a leading study
- Momentum Banking
- Low reliance on punitive consumer fees

Demonstrating our commitment to employees

- $18 minimum wage per hour since 2019
- Awarded special COVID bonus to 7,500+ eligible front-line employees during pandemic
- ~765K hours of training (39 hours average / FTE)

Promoting inclusion and diversity

- $2.8BN initiative to accelerate racial equality, equity and inclusion
- 40% board diversity[1]
- 59% women; 27% persons of color in workforce
- >99% pay equity for women and minorities

Strengthening our communities

- $180MM Neighborhood Investment Program in nine majority-Black communities
- $1.2BN provided in community development lending and investment
- $41MM in charitable donations

Addressing climate change

- $8BN sustainable finance goal[2]
- Recently published second TCFD Report[3]
- Acquiring Dividend Finance, focused on consumer renewable energy solutions
- Carbon neutral[4]

Fifth Third is committed to maintaining ESG leadership position

Data is for fiscal year 2021, unless otherwise noted; [1]In terms of ethnicity or gender; [2]1/1/2012-12/31/2021; [3]Refer to press release ; [4]For Scope 1, Scope 2 and business travel under Scope 3 emissions. Projected full year 2021 CO_2e emissions are based on 2021 year-to-date data as well as historical company data from 2014-2020. Final CO_2e emissions will be made available in 2022 following independent verification.

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© Fifth Third Bancorp | All Rights Reserved

Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved4 Third party recognition for ESG excellence Bloomberg Gender- Equality Index Recognized again in 2022 for the fifth time since 2017 Most Responsible Companies Recognized by Newsweek in 2020, 2021 and 2022 World’s Most Ethical Company Recognized by Ethisphere in 2019, 2021, & 2022 Responsible CEO of the Year Recognized by 3BL Media for community impact in 2021 100% Score Human Rights Campaign Corporate Equality Index for seventh consecutive year BankOn National Certification For Express Banking account as safe and affordable

Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved5 Significant improvement in customer satisfaction scores Peer 22 Peer 21 Peer 20 Peer 19 Peer 18 Peer 17 Peer 16 Peer 15 Peer 14 X Peer 13 Peer 12 Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 2015 customer satisfaction scores1 Peer 21 Peer 20 Peer 19 Peer 18 Peer 17 Peer 16 Peer 15 Peer 14 Peer 13 Peer 12 Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 X Peer 3 Peer 2 Peer 1 Top quartile customer satisfaction scores 2022 customer satisfaction scores1 1Per retail banking satisfaction study from a leading 3rd party aggregator

Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved6 $1.56 $3.78 FY15 FY21 10.9% 19.1% FY15 FY21 +16% CAGR Delivering on our financial commitments: 2021 vs. 2015 EPS growth Efficiency ratio 62.7% 59.6% FY15 FY21 $ per share, diluted ROA NCO ratio 0.96% 1.36% FY15 FY21 0.48% 0.16% FY15 FY21 ROE 820 bps increase 40 bps increase 310 bps decrease 32 bps decrease $0.52 $1.14 FY15 FY21 +14% CAGR Common dividends $ per share 1Non-GAAP measure: see reconciliation on pages 11 and 12 of this presentation and use of non-GAAP measures on page 27 of the 4Q21 earnings release $2.01 $3.73 Adjusted EPS1 growth 11.3% 12.8% Adjusted ROTCE ex. AOCI1 1.22% 1.34% Adjusted ROA1 57.6% 60.1% Adjusted efficiency ratio1

Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved7 (10%) 0% 10% 20% 30% 40% 50% 60% 70% S&P500 +28.7% Superior total shareholder returns BKX +38.3% FITB +62.4% #1 among peers in total shareholder return over a 1-year time period Total shareholder returns include stock price performance plus gross reinvestment of dividends; Bloomberg 1 year 5 year #2 among peers in total shareholder return over a 5-year time period (60%) (40%) (20%) 0% 20% 40% 60% 80% 100% 120% 140% 160% S&P500 +133.3% BKX +64.8% FITB +90.4%

Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved8 The conference call will be webcast live and may be accessed through the Fifth Third Investor Relations website at www.53.com (click on “About Us” then “Investor Relations”) Tuesday April 19, 2022 10:00 AM ET First quarter 2022 earnings conference call

Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved9 If you were unable to submit a question through the virtual meeting or have additional questions after the meeting, please send an email to Investor Relations at ir@53.com Question & answer session

Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved10 Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) vo latility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (45) Fifth Third's ability to meet its sustainability targets, goals and commitments. You should refer to our periodic and current reports filed with the SEC for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved11 Regulation G non-GAAP reconciliation 1Assumes 35% tax rate for 2015 and 23% tax rate for 2021 Fifth Third Bancorp and Subsidiaries For the Year Ended For the Year Ended $ and shares in millions (unaudited) 2015 2021 Net income (U.S. GAAP) (a) $1,712 $2,770 Net income available to common shareholders (U.S. GAAP) (b) $1,637 $2,659 Add: Intangible amortization, net of tax $0 $34 Tangible net income available to common shareholders (c) $1,637 $2,693 Average Bancorp shareholders' equity (U.S. GAAP) (d) $15,865 $22,812 Less: Average preferred stock (e) (1,331) (2,116) Average goodwill (2,416) (4,366) Average intangible assets and other servicing rights (14) (142) Average tangible common equity (f) 12,104 16,188 Less: Average accumulated other comprehensive income ("AOCI") (400) (1,888) Average tangible common equity, excluding AOCI (g) $11,704 $14,300 Adjustments (pre-tax items) Gain on sale of Vantiv/Worldpay shares (331) - Vantiv Warrant Valuation (235) - Gain on Vantiv warrant actions (89) - Vantiv TRA Settlement Payment (49) - Gain from sales of troubled debt restructurings (37) - Securitires (gain) / losses (9) - Litigation reserve changes (4) - Severance expense 14 - Fifth Third Foundation contribution 14 15 Impairment associated with aircraft leases 30 - Valuation of Visa total return swap 37 86 Branch and non-branch real estate charges 97 - Net business acquisition and disposition charges/(gain) - (60) Special COVID staffing bonus to front-line employees - 10 Adjustments - after-tax 1 (h) (365) 39 Adjusted net income (i) [(a) + (h)] 1,347 $2,809 Adjusted tangible net income available to common shareholders (j) [(c) + (h)] 1,272 $2,732 Average assets (k) $140,111 $206,324 Earnings per share, diluted (l) $2.01 $3.73 Average common shares outstanding, diluted (m) 808 711 Metrics: Return on assets (a) / (k) 1.22% 1.34% Adjusted return on assets (i) / (k) 0.96% 1.36% Return on average common equity (b) / [(d)+(e)] 11.3% 12.8% Return on average tangible common equity (c) / (f) 13.5% 16.6% Adjusted return on average tangible common equity (j) / (f) 10.5% 16.9% Adjusted return on average tangible common equity, excluding AOCI (j) / (g) 10.9% 19.1% Adjusted EPS, diluted (l) +[(h) / (m)] $1.56 $3.78

Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved12 Regulation G non-GAAP reconciliation Fifth Third Bancorp and Subsidiaries For the Year Ended For the Year Ended $ and shares in millions (unaudited) 2015 2021 Net interest income (U.S. GAAP) (a) $3,533 $4,770 Add: Taxable equivalent adjustment 21 12 Net interest income (FTE) (b) $3,554 $4,782 Noninterest income (U.S. GAAP) (c) $3,003 $3,118 Gain on sale of Vantiv/Worldpay shares (331) - Vantiv Warrant Valuation (235) - Gain on Vantiv warrant actions (89) - Vantiv TRA Settlement Payment (49) - Gain from sales of troubled debt restructurings (37) - Impairment associated with aircraft leases 30 - Valuation of Visa total return swap 37 86 Branch and non-branch real estate charges 97 - Net business acquisition and disposition charges/(gain) - (60) Adjusted noninterest income (d) $2,426 $3,144 Add: Securities (gains)/losses (9) 7 Adjusted noninterest income, (excl. securities (gains)/losses) $2,417 $3,151 Noninterest expense (U.S. GAAP) (e) $3,775 $4,748 Fifth Third Foundation contribution (14) (15) Severance Expense (14) - Litigation reserve increase 4 - Special COVID staffing bonus to front-line employees - (10) Adjusted noninterest expense (f) $3,751 $4,723 Metrics: Efficiency ratio (FTE) (e) / [(b) + (c)] 57.6% 60.1% Adjusted efficiency ratio (f) / [b) + (d)] 62.7% 59.6%